Exhibit 12(a)(3)

                          NOTICE OF GUARANTEED DELIVERY
                                       for
                    TENDER OF SHARES OF CLASS A COMMON STOCK
                                       of
                            ELECTRIC LIGHTWAVE, INC.

     As set forth in the section captioned "The Tender Offer--Procedures For Accepting The Offer And Tendering Shares" in the Offer to Purchase described below, this Notice of Guaranteed Delivery or one substantially in the form hereof must be used to tender shares of Class A common stock, par value $0.01 per share (the "Shares"), of Electric Lightwave, Inc., a Delaware corporation ("ELI"), pursuant to the Offer (as defined below) if certificates evidencing Shares are not immediately available or the certificates evidencing Shares and all other required documents cannot be delivered to Illinois Stock Transfer Company (the "Depositary") prior to the Expiration Date (as defined in the Offer to Purchase), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Depositary.

                        THE DEPOSITARY FOR THE OFFER IS:
                         ILLINOIS STOCK TRANSFER COMPANY

        BY FIRST CLASS MAIL:                         BY OVERNIGHT DELIVERY:
   ILLINOIS STOCK TRANSFER COMPANY               ILLINOIS STOCK TRANSFER COMPANY
       209 WEST JACKSON BLVD.                        209 WEST JACKSON BLVD.
              SUITE 903                                     SUITE 903
          CHICAGO, IL 60606                             CHICAGO, IL 60606

                                BY HAND DELIVERY:
                         ILLINOIS STOCK TRANSFER COMPANY
                             209 WEST JACKSON BLVD.
                                    SUITE 903
                                CHICAGO, IL 60606

                              TELEPHONE ASSISTANCE:
                     Banks and Brokers Call: (312) 427-2953
                         All others call: (800) 757-5755

                        FACSIMILE NUMBER: (312) 427-2879

                  FACSIMILE CONFIRMATION NUMBER: (312) 427-2953

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX IN THE LETTER OF TRANSMITTAL.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

Ladies and Gentlemen:

         The undersigned hereby tenders to ELI Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Citizens Communications Company, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 20, 2002 (the "Offer to Purchase") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in the section of the Offer to Purchase captioned "The Tender Offer--Procedures For Accepting The Offer And Tendering Shares."

Signature(s):

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Name(s) of Record Holder(s):

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                              Please Type or Print


Number of Shares:
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Share Certificate No(s).(if available):
                                       -----------------------------------------

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Dated: ________________________, 2002

Address:
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                                                                  Zip Code


Area Code and Tel. No.(s):
                          ------------------------------------------------------

Check box if Shares will be tendered by book-entry transfer: [_]


DTC Account Number:
                   -------------------------------------------------------------

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         The undersigned, a firm which is a commercial bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchanges' Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program, hereby guarantees to either deliver to the Depositary certificates evidencing all the Shares tendered hereby, in proper form for transfer, or to deliver such Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company, in either case together with the Letter of Transmittal, properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry transfer, and any other required documents, all within three Nasdaq trading days after the date hereof.

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      Name of Firm:
                              --------------------------------------------------
      Address:
                              --------------------------------------------------
      Zip Code
                              --------------------------------------------------
      Area Code and Tel. No.:
                              --------------------------------------------------
      Authorized Signature:
                              --------------------------------------------------
      Name:
                              --------------------------------------------------
      Title:
                              --------------------------------------------------

      Dated:                                                             , 2002
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     NOTE: DO NOT SEND CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
          CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.